EXHIBIT 4.1



    [Logo]   FULLNET COMMUNICATIONS, INC.                      CUSIP 359851 10 2


              INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA

                                  COMMON STOCK


                                                         SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

NUMBER                                                       SHARES

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     This
     certifies
     that




     is the owner of

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FULLY PAID AND  NON-ASSESSABLE  SHARES OF COMMON  STOCK,  $.00001 PAR VALUE,  OF
FULLNET COMMUNICATIONS, INC.

     (HERINAFTER CALLED THE "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and register. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATE:


/s/ TIMOTHY J. KILKENNY        Countersigned:
PRESIDENT                                  SECURITIES TRANSFER CORPORATION
                            [SEAL]         P.O. BOX 701629
                                           Dallas, Tx. 75370
                                        By:
/s/ LAURA L. KILKENNY
SECRETARY                                  /s/
                                           TRANSFER AGENT - AUTHORIZED SIGNATURE

                          FULLNET COMMUNICATIONS, INC.

                 TRANSFER FEE $15.00 PER NEW CERTIFICATE ISSUED

       A FULL STATEMENT OF THE RELATIVE RIGHTS, INTEREST, PREFERENCES AND
          RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE
      CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT  --------Custodian---------
TEN ENT - as tenants by the entireties                (Cust)             (Minor)
JT TEN  - as joint tenants with right of              under Uniform Gifts to
          survivorship and not as                     Minors Act----------------
          tenants in common                                    (State)
     Additional abbreviations may also be used though not in the above list.

         For value received, ..............hereby sell, assign and transfer unto
Please Insert Social Security or other
    identifying number of assignee.


[GRAPHIC OMITTED]                ...............................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..............................................

 ................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with all power of substitution in the premises.

     Dated...................

                                      Signature:

                                      X.........................................

                                      X.........................................

Signature Guarantee:

THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15

signature(s) guaranteed by:

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.